CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS)/INCOME ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS)/INCOME
Net (loss)/income	$ 287,587	¥ 1,977,306	¥ 240,352	¥ (117,939)
Foreign currency translation adjustments, net of nil tax	93	643	(31,893)	1,908
Total comprehensive (loss)/income	287,680	1,977,949	208,459	(116,031)
Comprehensive (loss)/income attributable to ordinary shareholders
Net (loss)/income	287,587	1,977,306	240,352	(117,939)
Pre-IPO Preferred Shares redemption value accretion			(82,117)	(62,299)
Income allocation to participating Pre-IPO Preferred Shares			(132,241)
Deemed dividend to a preferred shareholder				(42,679)
Net (loss)/income attributable to ordinary shareholders	287,587	1,977,306	25,994	(222,917)
Other comprehensive income/(loss)
Total comprehensive (loss)/income attributable to ordinary shareholders	$ 287,680	¥ 1,977,949	¥ (5,899)	¥ (221,009)